EXHIBIT 10.18


Setting Annual Bonuses
----------------------


     On March 10, 2005 , the Board of Directors of North Bay Bancorp paid the 2004 bonuses to its executive officers. The following chart shows bonuses paid in 2005 based on 2004 performance for each executive officer of North Bay:

                                                                                     Proposed
Employee                     Corp Title                                                2004
--------                     ----------                                                ----
Terry L. Robinson            President & CEO North Bay Bancorp; CEO The
                             Vintage Bank                                            $100,000
Glen C. Terry                President, The Vintage Bank                              $65,000
John A. Nerland              President, Solano Bank, a division of The Vintage
                             Bank                                                     $63,000
Kathi Metro-Chinberg         Executive Vice President and Credit Administrator        $48,000
Lee Ann Cimino               Senior Vice President and Chief Financial Officer        $32,000
Susan C. Fonseca             Senior Vice President, Human Resources                   $32,000

